UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2024

KINGSTONE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-01665	36-2476480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Joys Lane Kingston, New York	12401
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (845) 802-7900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KINS	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 7, 2024, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”).  The following is a listing of the votes cast for or withheld, and the number of broker non-votes, with respect to each nominee for director and a listing of the votes cast for and against, as well as abstentions and broker non-votes, with respect to the other matters voted upon at the Annual Meeting.  The Company’s stockholders elected each of the nominees as a director, approved the Company’s 2024 Equity Participation Plan, ratified the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

1.	Election of Board of Directors:

	Number of Shares
	For	Withheld	Broker Non-Votes
Meryl S. Golden	4,899,170	15,045	3,009,853
Barry B. Goldstein	4,894,212	20,003	3,009,853
Floyd R. Tupper	4,795,365	118,850	3,009,853
Timothy P. McFadden	4,897,601	16,614	3,009,853
William L. Yankus	4,795,367	118,848	3,009,853
Carla A. D’Andre	4,796,934	117,281	3,009,853
Manmohan Singh	4,797,674	116,541	3,009,853
Thomas Newgarden	4,897,905	16,310	3,009,853

2. Approval of the Company’s 2024 Equity Participation Plan

For	4,377,546
Against	522,682
Abstentions	13,987
Broker Non-Votes	3,009,853

3. Ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For	7,901,824
Against	18,377
Abstentions	3,867

4. Advisory vote on the compensation of the Company’s named executive officers:

For	4,752,903
Against	147,129
Abstentions	14,183
Broker Non-Votes	3,009,853

On August 7, 2024, the Company issued a press release (the “Annual Meeting Press Release”) announcing the actions taken by the stockholders at the Annual Meeting.  A copy of the Annual Meeting Press Release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Press release, dated August 7, 2024, issued by Kingstone Companies, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: August 8, 2024	By:	/s/ Jennifer L. Gravelle
Jennifer L. Gravelle
Chief Financial Office